UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  06/12/2013

Cerus Corporation
(Exact name of registrant as specified in its charter)

Commission File Number:  0-21937

Delaware	68-0262011
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

2550 Stanwell Drive
Concord, California 94520
(Address of principal executive offices, including zip code)

(925) 288-6000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective as of June 12, 2013, the date of the 2013 Annual Meeting of Stockholders (the "Annual Meeting") of Cerus Corporation (the "Company"), the Company's stockholders approved the Company's 2008 Equity Incentive Plan (the "2008 Plan"), as amended (the "Amended 2008 Plan"), which increased the number of shares authorized for issuance under the 2008 Plan by 6,000,000 shares of common stock. Approval of the Amended 2008 Plan also constituted reapproval of the terms and conditions that will permit the Company to grant stock options and performance awards under the Amended 2008 Plan that may qualify as "performance-based compensation" within the meaning of Section 162(m) of the Internal Revenue Code. Except for the increase in the number of shares authorized for issuance, the Amended 2008 Plan is identical to the 2008 Plan.

A more detailed summary of the material features of the Amended 2008 Plan is set forth in the Company's definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 29, 2013 (the "Proxy Statement"). Such summary and the foregoing description are qualified in their entirety by reference to the text of the Amended 2008 Plan, which is attached as Appendix A, to the Proxy Statement.

Item 5.07.    Submission of Matters to a Vote of Security Holders

At the Annual Meeting, the Company's stockholders voted on the four proposals listed below. The final voting results for each of the proposals submitted to the Company's stockholders during the Annual Meeting were as follows:

PROPOSAL 1

The Company's stockholders elected each of the two nominees named below to the Board of Directors, to serve until the 2016 Annual Meeting of Stockholders or until his or her respective successor has been elected and qualified.

Nominee: Laurence M. Corash, M.D.

For: 37,497,085
Withheld: 1,320,836
Broker Non-Votes: 22,462,838

Nominee: Gail Schulze

For: 37,889,978
Withheld: 927,943
Broker Non-Votes: 22,462,838

PROPOSAL 2

The Company's stockholders approved the Amended 2008 Plan.

For: 31,837,665
Against: 6,870,027
Abstain: 110,229
Broker Non-Votes: 22,462,838

PROPOSAL 3

The Company's stockholders approved, on a non-binding advisory basis, the compensation of the Company's named executive officers as disclosed in the Proxy Statement.

For: 37,860,028
Against: 850,440
Abstain: 107,453
Broker Non-Votes: 22,462,838

PROPOSAL 4

The Company's stockholders ratified the selection of Ernst & Young LLP as the independent registered public accounting firm for the Company for its fiscal year ending December 31, 2013.

For: 58,727,387
Against: 2,282,628
Abstain: 270,774
Broker Non-Votes: 0

No other matters were submitted for stockholder action at the Annual Meeting. A more complete description of each proposal is set forth in the Proxy Statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cerus Corporation

Date: June 13, 2013	By:	/s/ Kevin D. Green
Kevin D. Green
Vice President, Finance and Chief Financial Officer